UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2017

RICH PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-54767	46-3259117
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

9595 Wilshire Blvd, Suite 900

Beverly Hills, CA 90212

(Address of principal executive offices)

(323) 424-3169

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On February 21, 2017, Rich Pharmaceuticals, Inc. (the “Company”) accepted a Debt Purchase Agreement (the “DPA”) between GHS Investments, LLC (“GHS”) and LG Capital Funding, LLC (“LG”) pursuant to which GHS purchased from LG outstanding convertible promissory notes in the principal amount of $563,027 (the “LG Debt”), and the Company executed a Promissory Note in the amount of $563,027 (the “LG Note”) in favor of GHS in lieu of the LG Debt. The Note bear interests at the rate of 8% and must be repaid on or before October 25, 2017. The amounts under the LG Note may be converted by GHS at any time into shares of Company common stock at a conversion price equal to 60% of the lowest trading price during the 10-day period prior to conversion (as determined in the LG Note). The LG Note contains certain representations, warranties, covenants and events of default, and increases in the conversion discount and amount of the principal and interest rates under the LG Note in the event of such defaults. The foregoing is only a brief description of the material terms of the DPA and the LG Note and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the agreements and their exhibits which are filed as an exhibit to this Current Report. The issuance of the LG Note was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the note was an accredited investor.

On February 22, 2017, the Company executed a Promissory Note in the amount of $20,899.89 (the “Vis Veres Note”) in favor of GHS in lieu of the Company debt purchased by GHS from Vis Veres Group, Inc. in the same amount. The Vis Veres Note bears interests at the rate of 8% and must be repaid on or before November 22, 2017. The amounts under the Vis Veres Note may be converted by GHS at any time into shares of Company common stock at a conversion price equal to 60% of the lowest trading price during the 10-day period prior to conversion (as determined in the Vis Veres Note). The Vis Veres Note contains certain representations, warranties, covenants and events of default, and increases in the conversion discount and amount of the principal and interest rates under the Vis Veres Note in the event of such defaults. The foregoing is only a brief description of the material terms of the Vis Veres Note and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the agreements and their exhibits which are filed as an exhibit to this Current Report. The issuance of the Vis Veres Note was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the note was an accredited investor.

On February 22, 2017, the Company executed a Promissory Note in the amount of $59,799.12 (the “KBM Note”) in favor of GHS in lieu of the Company debt purchased by GHS from KBM Worldwide, Inc. in the same amount. The KBM Note bears interests at the rate of 8% and must be repaid on or before November 22, 2017. The amounts under the KBM Note may be converted by GHS at any time into shares of Company common stock at a conversion price equal to 60% of the lowest trading price during the 10-day period prior to conversion (as determined in the KBM Note). The KBM Note contains certain representations, warranties, covenants and events of default, and increases in the conversion discount and amount of the principal and interest rates under the KBM Note in the event of such defaults. The foregoing is only a brief description of the material terms of the KBM Note and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the agreements and their exhibits which are filed as an exhibit to this Current Report. The issuance of the KBM Note was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the note was an accredited investor.

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On February 22, 2017, the Company entered into an Equity Financing Agreement and Registration Rights Agreement with GHS pursuant to which GHS has agreed to purchase up to $2,000,000 in shares of Company common stock. The obligations of GHS to purchase the shares of Company common stock are subject to the conditions set forth in the Equity Financing Agreement, including, without limitation, the condition that a registration statement on Form S-1 registering the shares of Company common stock to be sold to GHS be filed with the Securities and Exchange Commission and become effective. The Registration Rights Agreement provides that the Company shall use commercially reasonable efforts to file the registration statement within 30 days after the date of the Registration Rights Agreement and have the registration statement become effective within 90 days after it is filed. The purchase price of the shares of Company common stock will be equal to 80% of the market price (as determined in the Equity Financing Agreement) calculated at the time of purchase. In connection with the Equity Financing Agreement, the Company executed a convertible promissory note in the principal amount of $15,000 (the “$15K Note”) in favor of GHS relating to GHS’ obligation to pay the Company’s legal fees in connection with the transaction, and executed a promissory note in the principal amount of $20,000 (the “$20K Note”) as payment of the commitment fee for the Equity Financing Agreement. The $15K Note bear interests at the rate of 8% and must be repaid on or before October 25, 2017. The amounts under the $15K Note may be converted by GHS at any time into shares of Company common stock at a conversion price equal to 60% of the lowest trading price during the 10-day period prior to conversion (as determined in the $15K Note). The $15K Note contains certain representations, warranties, covenants and events of default, and increases in the conversion discount and amount of the principal and interest rates under the $15K Note in the event of such defaults. The $20K Note bears interest at the rate of 8% and must be repaid on or before August 22, 2017. The foregoing is only a brief description of the material terms of the Equity Financing Agreement, Registration Rights Agreement, $15K Note and $20K Note, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the agreements which are filed as an exhibit to this Current Report. The issuance of the $15K Note and $20K Note were made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the note was an accredited investor.

Item 3.02	Unregistered Sales of Equity Securities

The descriptions of the equity securities described in Item 1.01 issued by the Company are incorporated herein.

On February 22, 2017, the Company issued 71,500,000 shares of Company common stock to satisfy the conversion of $429.00 of a convertible note payable with GHS Investments, LLC. The total number of outstanding shares of common stock of the Company as of February 22, 2017 after the above described issuance is 1,433,424,310.  The issuances of shares were made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company's reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only a one investor who was an accredited investor; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the issuance of shares was pursuant to a convertible note payable which was negotiated directly between the investor and the Company.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

No.	Description
10.58	Debt Purchase Agreement dated February 17, 2017 with GHS Investments, LLC
10.59	Promissory Note in the amount of $563,027 dated February 17, 2017 in favor of GHS Investments, LLC
10.60	Promissory Note in the amount of $20,899.89 dated February 22, 2017 with GHS Investments, LLC
10.61	Promissory Note in the amount of $59,799.12 dated February 22, 2017 with GHS Investments, LLC
10.62	Equity Financing Agreement dated February 22, 2017 with GHS Investments, LLC
10.63	Registration Rights Agreement dated February 22, 2017 with GHS Investments, LLC
10.64	Promissory Note in the amount of $20,000 dated February 22, 2017 with GHS Investments, LLC
10.65	Promissory Note in the amount of $15,000 dated February 22, 2017 with GHS Investments, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RICH PHARMACEUTICALS, INC.

Dated: February 27, 2017	By:	/s/ Ben Chang
Ben Chang Chief Executive Officer

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